Exhibit 10.12

Correspondent Services Agreement dated November 13, 1996 between Brenton Bank and the Federal Home Loan Bank of Des Moines.
     124

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EXECUTION COPY
CORRESPONDENT SERVICES AGREEMENT

This Correspondent Services Agreement ("Agreement"), dated as of November 13, 1996, is entered into by and between Brenton Bank Services Corporation ("Customer"), with principal offices at 6800 Lake Drive, Suite 250 West Des Moines, Iowa 50266, Brenton Bank ('Settlement Agent') with principal offices at 400 Locust, Suite 200, Des Moines, Iowa 50309, and the Federal Home Loan Bank of Des Moines, including all of its Regional Processing Centers wherever located ("Bank"), with principal offices at 907 Walnut Street, Des Moines, Iowa 50309.

WHEREAS, Customer desires to authorize the Bank to provide certain correspondent services, as defined herein for the benefit of each of the two (2) Brenton Banks, and references herein to Customer shall, where appropriate, refer to one or more of the Brenton Banks as the case may be; and

WHEREAS, Bank desires to provide such services; and

WHEREAS, the Bank is permitted to provide such services in accordance with 12 U.S.C. Section 1431 of the Federal Home Loan Bank Act; and

WHEREAS, it is desirable that Brenton Bank acts as Settlement Agent for Customer.

NOW THEREFORE, Bank and Customer agree as follows:

SECTION 1. AGREEMENT SUBJECT TO MASTER TRANSACTION AGREEMENT. This Agreement and any service offered hereunder shall be performed according to the terms of the Master Transaction Agreement ("MTA") entered into between Bank and Customer unless the terms of this Agreement are inconsistent with the terms of the MTA in which case, this Agreement controls.

SECTION 2.  DEFINITIONS.

2.1. The term "Correspondent Services" as used herein shall mean any service offered by the Bank's Correspondent Services Department at the time of entering into this Agreement including but not limited to Image Processing, Deposit Processing, Inclearing Processing (which may include, if elected by Customer, encoding of over-the-counter items, cash letter processing of transit items, exception item pull and sorting, paid item sorting of exception items, cycle fine sorting, and internal bank item sorting), Lockbox Processing, Proof of Deposit, and Cash Services. Correspondent Services shall also include any services added in the future.

2.2. The term "Item" as used in this Agreement shall include checks drawn on Customer, Customer's internal documents and checks drawn on other financial institutions. The term "Item" shall not include cash or negotiable securities.

SECTION 3. CHOICE OF SERVICES. Customer shall elect desired Correspondent Services by designating the desired service(s) on the attached form and executing the applicable service schedule(s) ("Service Schedule(s)") with the Bank. The Service Schedule(s) shall be deemed to be incorporated herein by reference.

SECTION 4. AUTHORITY TO CHARGE ACCOUNTS; FEES. The Bank may require that Customer maintain sufficient collected balances with the Bank to cover fees and other charges for any Correspondent Service(s) chosen by Customer. Customer authorizes the Bank to make such debits and credits as are necessary and proper to the Demand Account(s) of Customer

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                                                          EXECUTION COPY
in connection with the performance of Correspondent Services under this Agreement, including charges for the payment of fees for such Correspondent Services. Cash deposits are subject to the Bank's final verification which shall be binding. Customer's fees shall be established in the applicable fee schedule(s) referenced in the Service Schedule(s). Unless otherwise provided, such fee schedule(s) may not be changed by the Bank from time to time, during the contract term without the consent of Customer, which will not be unreasonably withheld. In all events, return item fees and deposited item fees may be adjusted if the applicable Federal Reserve Bank fee changes.

SECTION 5. AUTHORIZED ARRANGEMENTS. Customer authorizes the Bank to make arrangements with the appropriate third parties (such as Federal Reserve Banks and armored carriers), as the Bank shall determine necessary, in connection with the Correspondent Service(s) the Bank furnishes hereunder.

SECTION 6. CUSTOMER RESPONSIBILITIES. Customer shall comply with the circulars, instructions, and other written procedures ( collectively "Procedures") provided by the Bank from time to time, including all reasonable applicable deadlines and timeframes. Customer authorizes the Bank to accept, act upon, and rely upon all orders and instructions given by one or more of Customer's officers, employees, agents or representatives. The Bank may require Customer to submit such instructions in writing. The Bank shall incur no liability to Customer or otherwise as a result of any action by the Bank in accordance with instructions on which the Bank in good faith believes it is authorized to rely pursuant to the terms of this Agreement. It is expressly agreed that the Bank may reject any orders, instructions, or claims that are not properly prepared or submitted pursuant to the Procedures.

SECTION 7. LIMITATION OF LIABILITY. The Bank shall have no duties or responsibilities except those expressly set forth in this Agreement and the Procedures. Neither the Bank nor any of its directors, officers, employees or agents shall be liable for any loss Customer incurs arising out of, based upon or resulting from the Bank's performance or failure to perform any act hereunder or under the Procedures or in connection herewith or therewith, unless caused by the negligence or misconduct of the Bank or its directors, officers, agents or employees. The Bank agrees to exercise ordinary care in the performance of its duties and responsibilities under this Agreement and the provision of the Correspondent Services.

SECTION 8. RISK OF LOSS. The Bank will not assume any risk of loss in the following circumstances:

A. Any loss caused by or resulting from acts of God or any action taken by any government, foreign or domestic, which renders performance as agreed upon by the Bank or any courier impractical;

B. Any loss caused by any negligent, dishonest, fraudulent, or criminal act of any employee or agent of Customer;

C. Any loss to the extent covered by any insurance, whether primary or excess, carried by Customer;

D. Any loss to the Customer due to failure by the Customer to act in conformity with the provisions of any Procedures;

E. Any loss caused by the failure to furnish or delay in furnishing any courier or armored vehicle or render any Correspondent Service if prevented by wars, fires, strikes, or other

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                                                           EXECUTION COPY
labor trouble, acts of God, or other causes beyond its control, when during the existence of such cases, the Courier determines that in its judgment the same may endanger the safety of cargo entrusted into Courier's possession or the safety of its vehicles or employees;

F. Any Item lost, destroyed, or misplaced while in transit before the Item physically arrives at the premises of the Bank. In the event any Item is lost, destroyed, or misplaced as aforesaid and such event is not due to negligence or misconduct by the Bank, Customer shall be solely responsible for the costs and expenses incurred by the Bank in reconstructing any such Item and for any damages or other losses that may be incurred by the Bank due to the collection of such Item. In the event the Bank negligently loses, destroys, or misplaces an Item after the Item physically arrives at the premises of the Bank, the Bank shall be liable only for the reasonable reconstruction costs of the deposit. Reasonable reconstruction costs are considered to be those costs which arise from the reconstruction of a microfilmed deposit. When the Customer cannot provide a microfilmed record of each Item contained in the deposit, the Bank will not be liable for reconstruction costs in excess of $10,000. In no event shall the Bank be liable for the face value amount of any lost or missing Item.

G. Any loss which results when the Bank acts as a correspondent for Customer for direct shipments of coin and currency from a Federal Reserve Bank regardless of whether the Bank or the Federal Reserve Bank arranges for transportation of the shipment from the Federal Reserve Bank to the Customer;

H. Any loss in excess of $5,000,000 shipped by Armored Carrier to any one office of Customer on any one day or any loss in excess of $50,000 in any one package shipped by registered mail or insured parcel post to any one office of Customer on any one day.

I. Any coin and currency loss where Customer failed to properly verify the amount using dual control verification as set forth in the applicable Procedures.

J. Any claim arising from a discrepancy in a coin and currency order where Customer fails to notify the Bank, and if applicable, the Armored Courier in writing no later than 5 days after the discrepancy is discovered or should have been discovered. In no case may a claim for a coin and currency loss be asserted unless it is made within one (1) year of the date of the loss.

K.  Any consequential or incidental damages or loss.

SECTION 9. INDEMNIFICATION. Customer agrees to and does hereby indemnify and hold the Bank harmless from and against any and all losses, claims, liability, damages, or expenses (including attorneys' fees) which the Bank may incur in connection with this Agreement and the Correspondent Services provided hereunder, excluding any losses, claims, liability, damages, or expenses caused by the negligence or misconduct of the Bank. Customer's depositors are not third party beneficiaries of this agreement. Bank shall indemnify Customer for any liability, damages, or loss for which Customer is liable to Customer's depositors by reason of Bank's lack of good faith or failure to exercise ordinary care in the data processing service provided pursuant to this Agreement. With respect to the Bank's indemnity obligations herein, the Bank's standards of care, requirement of proximate cause, and measures of damages shall all be as provided for banks by the Iowa Uniform Commercial Code with respect to Bank Deposits and Collections; except, that, it is expressly agreed that the Bank shall in no event be liable for consequential or incidental damages.

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                                                          EXECUTION COPY
SECTION 10. ADDITIONAL LEGAL TERMS. In the event the Bank agrees to provide Customer with Correspondent Services that impose additional or modify the legal obligations contained in this Agreement, such additional or modified obligations shall be set forth in writing in the applicable Service Schedule(s). It is expressly agreed that, except to the extent that the Service Schedule(s) modifies or imposes additional legal obligations, the terms of this Agreement shall apply to the provision of the Correspondent Services.

SECTION 11. NO WAIVERS. The failure by either party to exercise any right or privilege granted to it under this Agreement shall not operate as a waiver of that right or privilege.

SECTION 12. ENTIRE AGREEMENT. This Agreement and all matters incorporated herein by reference constitute the entire Agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes all prior discussions, understandings and agreements, written or oral, between the parties that relate to such subject matter. Any modification to this Agreement, excluding the Procedures, shall not be valid unless it is in writing and signed by both parties hereto. Words used in this Agreement shall be interpreted according to their ordinary and usual meaning, despite and excluding any trade, custom, or usage to the contrary.

SECTION 13.  GOVERNING LAW AND JURISDICTION.   This Agreement shall be
governed by the Federal Home Loan Bank Act, the rules, regulations, guidelines, and statements of policy of the Federal Home Loan Bank System and, except to the extent inconsistent therewith, the laws of the State of Iowa without giving effect to the choice of law principles therein included. Customer expressly agrees that any action or proceeding with respect to the performance or non-performance of any term or condition contained herein which is brought by or against the Bank shall be resolved by the United States District Court for the Southern District of Iowa or, if such action or proceeding may not be brought and maintained in said court, by an appropriate district court of the State of Iowa for the County of Polk.

SECTION 14. SEVERABILITY. Should any provision of this Agreement be held invalid or unenforceable, the remainder of this Agreement shall remain in effect.

SECTION 15. TERMINATION OF THIS AGREEMENT. The term of this Agreement, applicable to each Correspondent Service received by Customer, shall be a period of 5 years and 7 months starting on December 1, 1996 and ending on June 30, 2002.

Early Termination Upon Acquisition

In the event that Customer, Settlement Agent or Brenton Banks, Inc. is acquired by a third party during the term of the Agreement and the Schedule(s), Customer shall have the option to terminate the Agreement and the Schedule(s) subject to the following:

1. The Customer shall pay to Bank as of the effective date of early termination an early termination fee equal to 20% of the amount computed by multiplying a) the average monthly fees (exclusive of proof encoding fees for which the early termination fee shall be calculated separately) received from Customer over the 3 month period preceding the termination date by b) the number of months remaining in the original contract; and

2. Customer shall also pay a separate proof encoding early termination fee as of the effective date of early termination equal to the sum of (1) and
(2) where:

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                                                           EXECUTION COPY
(1) is 20% of the amount computed by multiplying: a)the average monthly fee over the 3 month period preceding the termination date based on an encoding fee of 1.6 cents per item by b)the number of months remaining in the original contract term; and

(2) is the difference between: a) the fees that Customer would have paid for the portion of the contract period beginning on December 1, 1996 and ending on the effective date of early termination date if Customer had paid an encoding fee of 1.6 cents per item and b) the actual monthly fees received from Customer for proof encoding over the actual portion of the contract term immediately preceding the early termination date.

Early Termination for Customer Convenience

In the event that Customer desires to terminate the Agreement and the Schedule(s) at its convenience prior to the expiration of the term, then Customer shall have the option to terminate the Agreement and the Schedule(s) subject to the following:

1. Customer shall have no right to terminate the contract for convenience during the first two (2) years of the contract.

2. After the first 2 years of the contract term, Customer may terminate the contract for its convenience as follows: Customer must give the Bank 6 months prior written notice of its intent to exercise this option. Then, Customer shall pay the Bank an early termination fee as of the effective date of early termination equal to 50% of the revenue that the Bank would have received over the remaining contract term for all services provided to Customer.

Customer and the Bank acknowledge and agree that the early termination fees computed as provided in section 15 are in lieu of Bank's losses and costs arising from such an early termination, that such costs are incapable of calculation as of the effective date of the Agreement, and that the fees listed herein are reasonable liquidated damages and are not a penalty.

In the event Customer is placed under the control of a state or federally appointed conservator, receiver, or other legal custodian, the Bank may immediately give written notice of termination to such conservator, receiver, or other legal custodian unless instructed otherwise in writing by such conservator, receiver, or other legal custodian, such termination to be effective on the date of such notice.

SECTION 16. PERFORMANCE STANDARDS. The Bank will establish telecommunications with Customer or its service agency as specified and at no additional cost to Customer so that the Bank can electronically transfer Customer's transactions to the Customer or its service agency. These transmissions will be at no cost to the Customer only as long as the Customer or its service agency remain in the same metropolitan area as the Bank. The Bank will complete the last transmission of data by 12:30 am with a goal of 11:30 p.m. provided that the Customer is able to accept transmission delivery.

The Bank and Customer agree that timely and accurate submission of input and output is essential to satisfactory performance under this Agreement and the Schedule(s). The following are the performance standards to be measured:

a.  The transmission time schedules described above will be met.

b.  Proof encoding accuracy rate of 99.985% with a goal of 99.993%.

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                                                           EXECUTION COPY
c.  Statement finesort accuracy of 99.985% with a goal of 99.993%.

d.  Statement rendering accuracy of 99.96% with a goal of 99.98%.

SECTION 17. REMEDIES. If the Bank fails to meet the performance standards in Article 16, Customer shall notify in writing the Bank the specific nature of the performance failure. The Bank shall have two (2) months from the receipt of notice to cure the failure to perform. If the failure to perform is not cured within the cure period, or if the Bank fails to perform any of the other provisions hereof after two months written notice, Customer may terminate this Agreement with ninety (90) days written notice to the Bank. If Customer terminates due to the Bank's failure to cure its performance failure, then the fees for "Early Termination" set forth in section 15 of this Agreement shall not apply. The Bank may terminate this Agreement if Customer fails to pay any fees under this Agreement for two consecutive months and fails to cure within two (2) months after written notice from the Bank of the failure to pay any fees. Termination shall not relieve either party of its indemnification obligations hereunder.

IN WITNESS WHEREOF, Customer and Bank, each acting through its respective duly authorized representative(s), have caused this Agreement to be signed in their names and delivered as of the date first above written.

FEDERAL HOME LOAN BANK          Brenton Bank Services Corporation
OF DES MOINES                     Full Corporate Name of Customer

By:__________________________   By:__________________________
Title:  Senior Vice President   Title:  Vice President

David G. Reeves                   Max A. Reckling
Typed Name of Signer              Typed Name of Signer


By:__________________________     By:__________________________
Title:_______________________     Title:_______________________

_____________________________     _____________________________
Typed Name of Signer              Typed Name of Signer

Correspondent Services Selected:

     X Image Processing: Printing, verifying and mailing statement text and check images and electronic retrieval of images.

____________  Cash Services: Receiving orders and arranging
              delivery and pick-up of currency and coin for Customer.

____________  Lockbox Processing:  Receiving, screening,
              capturing, and balancing Items deposited in the Bank's lockbox on behalf of Customer and electronic transmission of information to Customer or its data servicer.

     X Proof of Deposit: Capture and balancing of over-the-counter customer Items;
              transmission of posting data and float
              information to the data servicer;
              finesorting, etc.

     X       Inclearing Processing:  Acting as
             Customer's agent, capture and transmission
             (if Customer directs) of inclearing items to data servicer; return item handling; bulk filing, finesorting, truncation, exception processing, etc.

     X Deposit Processing: Encoding and processing of transit checks.

     X       Statement Rendering

Customer acknowledges that the attached Schedule(s) are subject to the terms and conditions of the Correspondent Services Agreement ("Agreement") and other agreements incorporated therein. Customer acknowledges that if the Bank approves the attached Schedule(s) by signing below, this will constitute the agreement of the Customer and the Bank to the Correspondent Service(s) on the terms set forth herein and that this Schedule will become part of the Agreement.

FEDERAL HOME LOAN BANK           ___________________________
OF DES MOINES                   (Corporate Name of Customer)
By:________________________      By:________________________
Title:  Senior Vice President    Title:  Vice President
Date:  November 13, 1996         Date:  November 13, 1996

Schedule to the Correspondent Services Agreement dated November 13, 1996 , by and between the Federal Home Loan Bank of Des Moines and Brenton Bank Services Corporation.

I.  Proof of Deposit Options:

MICR Encoding                              Yes X     No._____
Transit Item Processing                    Yes X     No _____


Automated Exception Pull                   Yes X     No _____
(based on data provided by the data
 servicer)

Cycle Sort                                 Yes X     No _____
(based on data provided by the data
 servicer or by MICR line identification)

Fine Sorting

     Item Type:
     On-Us Debits                          Yes X     No _____
                                           Frequency  Daily
     On-Us Credits                         Yes X     No _____
                                           Frequency  Daily
     General Ledger Tickets                Yes X     No _____
                                           Frequency  Daily
     Cash Tickets                          Yes _____ No X
                                           Frequency ________
     Other On-Us Items (Identify)          Yes X     No _____
      Savings, IRAs, Installment Credit    Frequency Daily
      and Safe Deposit Box per current
      process

Serial Sorting                             Yes X     No _____

Posting File Format:

     All Items File                        Yes X     No _____
     or
     Float File                            Yes _____ No _____

On-Us Return Item Handling                 Yes X     No _____

Large Dollar Notification                  Yes _____ No _____

II.  Pricing

The schedule of fees for performing these services is set forth in Exhibit
A. These fees are fixed during the first three years of the Agreement with price increases in years four (4) and five (5), each in an amount not to exceed the annualized increase in the Consumer Price Index - All Urban Consumers (CPI-U) - U.S. City Average All Items. In the event of a decrease in the CPI-U after year three (3), the fees set forth in Exhibit A shall be paid.

III.  Term

The term for provision of this service shall be for a period of five (5) years and 7 months starting on 12-1-96 and ending 6-30-2002.

IV.  Other

1. The Bank reserves the right to charge Customer at $75 per hour for any custom programming requested by the Customer.

2. The Customer will provide all proof machine endorsement stamps necessary to identify the Customer as the bank of first deposit.

3. The Bank will microfilm the front and back of all over-the-counter items received form Customer and all Customer inclearings received from the Federal Reserve Bank and clearinghouse institutions at no additional cost to Customer. Bank will retain a copy of such microfilm and will deliver original to Customer. Microfiche of output reporting will also be provided at no cost to Customer as will tape input for optical archive. Superfiche will be provided on either microfiche or tape, but not on both.
This Service Schedule may not be modified except with the express written consent of the Bank and Customer.

Schedule to the Correspondent Services Agreement dated _______________ , by and between the Federal Home Loan Bank of Des Moines and Brenton Bank Services Corporation.

I.  Image Processing Options:

Create Image Statement Pages              Yes _____    No _____

Archive - Create CD ROM                   Yes _____    No _____

Handle Statement Inserts                  Yes _____    No _____

Use FHLB Supplied Text Paper              Yes _____    No _____

Simplex or Duplex Printing
   (Choose One)                       Simplex _____ Duplex ____


II.  Pricing

See Attached Exhibit C.

The fees shown in attached Exhibit C shall expire on December 31, 1997 if the conversion to image processing has not begun during the calendar year 1997. If image processing begins prior to December 31, 1997, then Customer shall pay the fees set forth in Exhibit C for the period beginning on the date image processing is first provided to Customer and ending on November 30, 1999. Thereafter, Customer shall pay the Bank's standard fees then in effect. If image conversion occurs after December 31, 1997, then Customer's image processing fees will be based on the Bank's standard fees in effect at the time conversion takes place.

III.  Term

The term for provision of this service shall coincide with the terms of POD processing.

IV.  Other

Detailed procedure and handling instructions will be developed and mutually agreed upon prior to conversion.

This Service Schedule may not be modified except with the express written consent of the Bank and Customer

Schedule to the Correspondent Services Agreement dated November 13, 1996, by and between the Federal Home Loan Bank of Des Moines and Brenton Bank Services Corporation.

Statement Rendering Services:

I.  Pricing

The schedule of fees for performing these services is set forth in Exhibit
D. These fees are fixed during the first three years of the Agreement with price increases in years four (4) and five (5) each in an amount not to exceed the annualized increase in the Consumer Price Index - All Urban Consumers (CPI-U) - U.S. City Average All Items. In the event of a decrease in the CPI-U after year three (3), the fees set forth in Exhibit D shall be paid.

II.  Term

The term for provision of this service shall coincide with POD Processing.

III.  Other

Except for "crippled statements", the statement rendering process shall be completed and the statements available for return to the customer or delivery to the post office within two business days after receipt of the DDA statements. ("Crippled Statements" are defined as statements not containing the correct number of enclosures or for any reason the statement and its contents will be handled according to mutually agreed upon procedures.


The Service Schedule may not be modified except with the express written consent of the Bank and Customer.

Federal
Home Loan Bank
Des Moines

Schedule to the Correspondent Services Agreement dated 11/13/96, by and between the Federal Home Loan Bank of Des Moines and BRENTON BANK SERVICES CORPORATION

I. Inclearing Processing Options: In addition to the Settlement and Capture of Items, we elect to receive the following ancillary services. Options may be changed at any time by notifying the Bank in writing.

Truncation                               Yes  _____     No  _____
                                         Optional  X

Fine Sorting                             Yes    X       No  _____

If yes, indicate frequency:
Daily   _____
Monthly _____                 Date of Month_____________________
Cycle     X                   Cycle Dates  2-19 and end of month

Sequence Numbers Sort                    Yes    X       No  _____

Account Separators                       Yes    X       No  _____

Large Item Verification

      Items $ 100M and Over              Yes    X       No  _____

Process and Microfilm Counter Items      Yes    X       No  _____

Return Microfilm                         Yes    X       No  _____

Settlement                               Yes    X       No  _____

Truncated Items Returned                 Yes    X       No  _____

Truncated Items Returned Sorted
   or Unsorted (Check One)     Sorted  _____     Unsorted     X

Return Item Processing

  Regulation J Notice                    Yes  _____     No  _____
  Settlement                             Yes    X       No  _____
  Qualified                              Yes    X       No  _____
  Non-Qualified                          Yes  _____     No  _____

Statement Rendering                      Yes    X       No  _____

FHLB 10/30/96

Federal
Home Loan Bank
Des Moines

II. Pricing

The schedule of fees for performing these services is set forth in Exhibit
A. These fees are fixed during the first three years of the Agreement with price increases in years four (4) and five (5), each in an amount not to exceed the annualized increase in the Consumer Price Index-All Urban Consumers (CPI-U) - U.S. City Average All Items. In the event of a decrease in the CPI-U after year three (3), the fees set forth in Exhibit A shall be paid.

III. Term

The term for provision of this service shall be a period of 5 years and 7 months starting on 12-1-96 and ending on 6-30-2002.

This Service Schedule may not be modified except with the express written consent of the Bank and Customer.

FHLB 10/30/96

Exhibit A

Federal
Home Loan Bank
Des Moines

ITEM PROCESSING FEE SCHEDULE

FOR

BRENTON BANKS

POD Processing Fees                                       ** Encoding Fee:
Encoding                      $0.014 per item**   Year 1 - $0.014 per item
                                                  Year 2 - $0.014 per item
POD Capture                   $0.007 per item     Year 3 - $0.016 per item
                                                  Year 4 - $0.018 per item
Inclearings Capture           $0.005 per item     Year 5 - $0.018 per item
Exception / Cycle Sort        $0.0015 per item
Finesort                      $0.0045 per item
Reject Re-Entry               $0.04 per item **
Reject Repair (On-Us Items)  $0.05 per item

Deposit Processing Fees

Deposited Item Charges:

   Local Items                $0.0025 per item
   Regional Items             $0.0125 per item
   Transit Items              $0.050 per item
Relationship Fees -
  Deposit Slips               $0.35

Forward Collection Return Items*

   Local Items                $0.20 per item
   Regional Items             $0.20 per item
   Transit Items              $0.50 per item

Deposit / Customers
  Corrections                 $0.25 per correction

Other Standard Relationship
   Fees                       See attached Demand Deposit
                              Fee Schedule (Exhibit B)
* Subject to change if Federal Reserve Bank fees change.
*** Up to a maximum of .9% of total prime volume

Exhibit B

Federal Home Loan Bank of Des Moines

Demand Account Analysis Fee Schedule

September 1, 1996

Account Maintenance                                $ 25.00
Account Reconciliation                               35.00
Electronic Cash Manager (ECM)                   Connect charges
Non-ECM Distribution of Reports                      75.00
Drafts Paid
   Truncated                                          0.045
   Non-Truncated                                      0.055
Stop Payments                                         7.00
Ledger Entries - Credits                              0.35
Ledger Entries - Debits                               0.15
Bank Wires In                                         3.00
Bank Wires Out                                        4.00
ACH Settlement Charges                                1.00
Special Cut-Off Statements                           10.00
Account Reconciliation Tape Issues                    0.015
Issue Encoding                                        0.0225
Pre-Encoded Issues                                    0.015
Collections
   Bonds/Coupons Per Envelope
      Local/Government                                5.00
      Out-of-Town                                     7.00
   Domestic/Checks                                   15.00 (Plus Actual)
   Foreign                                           25.00 (Plus Actual)
Miscellaneous                                        Actual

Demand 4/93,6/94,2/96,4/96,9/96

Exhibit c

Federal
Home Loan Bank
Des Moines

Image Products and Services Fee Schedule

For

Brenton Banks


RETAIL / CONSUMER ACCOUNTS - Per account                      $0.38
(includes capture, printing image and text pages and statement rendition)

COMMERCIAL / BUSINESS ACCOUNTS
Base Fee Per Account                                          $0.38
(includes capture,3 sides of printing and statement rendition)
 Per side to print over 3 sides                               $0.13

(Note: the per account fee for retail and commercial accounts assumes the use of negative confirmation techniques. )

ARCHIVE:
Archival Per Item                                             $.005

CD ROM                                                         9.00

Viewing Software                                              $950

STATEMENT INSERTS                                             $.01

OTHER FEES:
Minimum Monthly Billing                                       $500

One-Time set-up fee                                     $1,500 to $3,000

Maintenance Fee                                            $25 / hour
                                                        One hour minimum
Data Processor Interface Fee                           Actual / Negotiated

Postage                                                Actual / Passthrough

Statement Text Paper                                   Customer Supplied or
                                                           Passthrough

Image Page Paper                                       Actual / Passthrough

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Exhibit D

Federal
Home Loan Bank
Des Moines

STATEMENT RENDERING FEE SCHEDULE

FOR

BRENTON BANKS

Statements Per Month, Non-Truncated

First 5,000                                $0.18
Next 5,000                                 $0.165
Over 10,000                                $0.15

Statements Per Month - Truncated           $0.05

Statement Inserts                          $0.01

Statement Printing (Laser Printer)
Customer provided paper                    $0.03 /page
FHLB provided paper                        $0.04 /page
Custom forms / logos                       Actual cost

Courier, Postage and Envelopes             Actual cost